Note 11 - Financial Instruments	12 Months Ended
Dec. 31, 2011
Fair Value Disclosures [Text Block]
(11)         Financial Instruments

The FASB issued ASC 815 which establishes accounting and reporting standards for derivative instruments. ASC 815 requires an entity to recognize all derivatives as either assets or liabilities and measure those instruments at fair value. Derivatives that do not qualify as a hedge must be adjusted to fair value in earnings. If the derivative does qualify as a hedge under ASC 815, changes in the fair value will either be offset against the change in fair value of the hedged assets, liabilities or firm commitments or recognized in accumulated other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a hedge’s change in fair value will be immediately recognized in earnings.

In August 2008, in order to protect against interest rate exposure on its variable-rate debt, the Company entered into an interest rate swap to fix the interest rate applicable to certain of its variable-rate debt. The agreement swaps one-month LIBOR for a fixed interest rate of 4.36% with a notional amount of $10.5 million, $8.3 million and $6.6 million as of December 31, 2009, 2010 and 2011, respectively. The Company did not meet the criteria for hedge accounting under ASC 815, thus the difference between its amortized cost and its fair value resulted in an unrealized gain (loss) at December 31, 2009, 2010 and 2011 of $343,000, $(42,000) and $328,000 respectively, and such amount was reported in interest and other expenses, net on the accompanying Consolidated Statements of Operations.

The Company does not enter into derivative transactions for speculative purposes.